                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                                 SCHEDULE 14A
          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )
Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]
Check the appropriate box:
[_]  Preliminary Proxy Statement
[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                        Eastern Virginia Bankshares, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     (1) Title of each class of securities to which transaction applies:
     -------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
     -------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
     -------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
     -------------------------------------------------------------------------
     (5) Total fee paid:
     -------------------------------------------------------------------------
[_]  Fee paid previously with preliminary materials.
[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
     -------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
     -------------------------------------------------------------------------
     (3) Filing Party:
     -------------------------------------------------------------------------
     (4) Date Filed:
     -------------------------------------------------------------------------

                        EASTERN VIRGINIA BANKSHARES, INC.
                                 217 Duke Street
                          Tappahannock, Virginia 22560
                                 March 25, 2002

Dear Shareholder:

     You are cordially invited to attend the 2002 Annual Meeting of Shareholders of Eastern Virginia Bankshares, Inc. to be held on Thursday, April 18, 2002 at 10:00 a.m. at St. Margaret's School, 444 Water Lane, Tappahannock, Virginia.

     At the Annual Meeting, you will be asked to elect 12 directors for terms of one year and to ratify the appointment of independent auditors for the Company for 2002. Enclosed with this letter is a formal notice of the Annual Meeting, a Proxy Statement and a form of proxy.

     Whether or not you plan to attend the Annual Meeting, it is important that your shares be represented and voted. Please complete, sign, date and return the enclosed proxy promptly using the enclosed postage-paid envelope. The enclosed proxy, when returned properly executed, will be voted in the manner directed in the proxy.

     We hope you will participate in the Annual Meeting, either in person or by proxy.

                                       Sincerely,



                                       /s/ Ned Stephenson

                                       Ned Stephenson
                                       President and Chief Executive Officer

                        EASTERN VIRGINIA BANKSHARES, INC.
                                 217 Duke Street
                          Tappahannock, Virginia 22560

                               ___________________

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                               ___________________

     The Annual Meeting of Shareholders (the "Annual Meeting") of Eastern Virginia Bankshares, Inc. (the "Company") will be held on Thursday, April 18, 2002, at 10:00 a.m. at St. Margaret's School, 444 Water Lane, Tappahannock, Virginia, for the following purposes:

     1. To elect 12 directors to serve for terms of one year each expiring at the 2003 annual meeting of shareholders;

     2. To ratify the appointment of the firm of Yount, Hyde & Barbour, P.C. as independent auditors for the Company for the fiscal year ending December 31, 2002; and

     3. To act upon such other matters as may properly come before the Annual Meeting.

     Only holders of shares of Common Stock of record at the close of business on March 15, 2002, the record date fixed by the Board of Directors of the Company, are entitled to notice of, and to vote at, the Annual Meeting.

                                       By Order of the Board of Directors

                                       /s/ L. Edelyn Dawson, Jr.
                                       L. Edelyn Dawson, Jr.
                                       Corporate Secretary

March 25, 2002

                        EASTERN VIRGINIA BANKSHARES, INC.
                                 217 Duke Street
                          Tappahannock, Virginia 22560


                                 PROXY STATEMENT


         This Proxy Statement is furnished to holders of the common stock, par value $2.00 per share ("Common Stock"), of Eastern Virginia Bankshares, Inc. (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company to be used at the Annual Meeting of Shareholders (the "Annual Meeting") to be held on Thursday, April 18, 2002, at 10:00 a.m. at St. Margaret's School, 444 Water Lane, Tappahannock, Virginia, and any duly reconvened meeting after adjournment thereof.

         Any shareholder who executes a proxy has the power to revoke it at any time by written notice to the Secretary of the Company, or by executing a proxy dated as of a later date. It is expected that this Proxy Statement and the enclosed proxy card will be mailed on or about March 25, 2002, to all shareholders entitled to vote at the Annual Meeting.

         The cost of soliciting proxies for the Annual Meeting will be borne by the Company. The Company does not intend to solicit proxies otherwise than by use of the mails, but certain officers and regular employees of the Company or its subsidiaries, without additional compensation, may use their personal efforts, by telephone or otherwise, to obtain proxies. The Company may also reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses in forwarding proxy materials to the beneficial owners of shares of Common Stock.

         On March 15, 2002, the record date for determining those shareholders entitled to notice of and to vote at the Annual Meeting, there were 4,892,521 shares of Common Stock issued and outstanding. Each outstanding share of Common Stock is entitled to one vote on all matters to be acted upon at the Annual Meeting. A majority of the shares of Common Stock entitled to vote, represented in person or by proxy, constitutes a quorum for the transaction of business at the Annual Meeting.

         A shareholder may abstain or (only with respect to the election of directors) withhold his or her vote (collectively, "Abstentions") with respect to each item submitted for shareholder approval. Abstentions will be counted for purposes of determining the existence of a quorum. Abstentions will not be counted as voting in favor of the relevant item.

         A broker who holds shares in "street name" has the authority to vote on certain items when it has not received instructions from the beneficial owner. Except for certain items for which brokers are prohibited from exercising their discretion, a broker is entitled to vote on matters put to shareholders without instructions from the beneficial owner. Where brokers do not have or do not exercise such discretion, the inability or failure to vote is referred to as a "broker nonvote." Under the circumstances where the broker is not permitted to, or does not, exercise its discretion, assuming proper disclosure to the Company of such inability to vote, broker nonvotes will not be counted for purposes of determining the existence of a quorum, and also will not be counted as not voting in favor of the particular matter.

         The Board of Directors is not aware of any matters other than those described in this Proxy Statement that may be presented for action at the Annual Meeting. However, if other matters do properly come before the Annual Meeting, the persons named in the enclosed proxy card possess discretionary authority to vote in accordance with their best judgment with respect to such other matters.

                                  PROPOSAL ONE
                              ELECTION OF DIRECTORS

         Twelve directors will be elected at the Annual Meeting. The individuals listed below are nominated by the Board of Directors for election at the Annual Meeting.

         The election of each nominee for director requires the affirmative vote of the holders of a plurality of the shares of Common Stock cast in the election of directors. If the proxy is executed in such manner as not to withhold authority for the election of any or all of the nominees for directors, then the persons named in the proxy will vote the shares represented by the proxy for the election of the 12 nominees named below. If the proxy indicates that the shareholder wishes to withhold a vote from one or more nominees for director, such instructions will be followed by the persons named in the proxy.

         Each nominee has consented to being named in this Proxy Statement and has agreed to serve if elected. The Board of Directors has no reason to believe that any of the nominees will be unable or unwilling to serve. If, at the time of the Annual Meeting, any nominee is unable or unwilling to serve as a director, votes will be cast, pursuant to the enclosed proxy, for such substitute nominee as may be nominated by the Board of Directors. There are no current arrangements between any nominee and any other person pursuant to which a nominee was selected. No family relationships exist among any of the directors or between any of the directors and executive officers of the Company.

         The following biographical information discloses each nominee's age, business experience in the past five years and the year each individual was first elected to the Board of Directors:

                Nominees for Election Whose Terms Expire in 2003

 Name (Age) of                  Date First
   Director                      Elected            Principal Occupation During Past 5 Years
   --------                      --------           ----------------------------------------
W. Rand Cook                      1997              Attorney with McCaul, Martin, Evans & Cook, P.C.
Age 48                                              in Mechanicsville, Virginia.  Chairman of the Board
                                                    and a Director of Hanover Bank since 2000.

L. Edelyn Dawson, Jr.             1997              Secretary of the Board of the Company and Senior Vice
Age 61                                              President and Secretary of the Bank of Northumberland
                                                    since 1991 and a Director of the Bank of Northumberland
                                                    since 1997.

F. L. Garrett, III                1997              Realtor in Essex County, Virginia. Vice Chairman of the
Age 62                                              Board of the Company and Chairman of the Board of Southside
                                                    Bank since 1997 and a Director of Southside Bank since 1982

F. Warren Haynie, Jr.             1997              Attorney at Law, Lottsburg, VA and a Director of Bank of
Age 63                                              Northumberland since 1987.

Eric A. Johnson                     1997             General Manager of Mason Realty, Inc. in Urbanna,
Age 48                                               Virginia and a Director of Southside Bank since 1988.

William L. Lewis                    1997             Attorney with Lewis & Ware, P.C. in Tappahannock, Virginia
Age 51                                               and a Director of Southside Bank since 1989.

Lewis R. Reynolds                   1997             Senior Vice President of the Company, and President and
Age 51                                               Chief Executive Officer of Bank of Northumberland since
                                                     1991, and a Director of Bank of Northumberland since 1994.

Charles R. Revere                   new              President of Revere Gas and Appliance and a Director of
Age 63                              nominee          Southside Bank since 1988.

Ned Stephenson                      2001             President and Chief Executive Officer of the Company since
Age 48                                               2001. Executive Vice President of the Company from 2000 to 2001.
                                                     Chief Financial Officer of the Company from 1997 to 2000. Officer of Southside Bank since 1987.

Howard R. Straughan, Jr.            2001             Retired Banker, and a Director of Bank of Northumberland since 1994
Age 72

Leslie E. Taylor                    2000             CPA with Leslie E. Taylor, CPA, PC, Tappahannock, Virginia
Age 53                                               and a Director of Southside Bank since 1989.

Jay T. Thompson, III                2000             Owner of Mechanicsville Drug Store, Mechanicsville, Virginia
Age 45                                               and Chairman of Hanover Bank since 2000.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE NOMINEES SET FORTH ABOVE.

Security Ownership of Management

         The following table sets forth, as of March 1, 2002, certain information with respect to beneficial ownership of shares of Common Stock by each of the members of the Board of Directors and each nominee, by each of the executive officers named in the "Summary Compensation Table" below and by all directors and executive officers as a group. Beneficial ownership includes shares, if any, held in the name of the spouse, minor children or other relatives of a director living in such person's home, as well as shares, if any, held in the name of another person under an arrangement whereby the director or executive officer can vest title in himself at once or at some future time.

                                 Amount and Nature of
     Name                        Beneficial Ownership      Percent of Class (%)
     ----                        --------------------      --------------------
     Thomas M. Boyd, Jr                 23,772                     *
     W. Rand Cook                        1,466                     *
     L. Edelyn Dawson, Jr.              17,586                     *
     F. L. Garrett, III                 25,555                     *

     F. Warren Haynie, Jr.                 4,327
     Eric A. Johnson                       6,113                   *
     William L. Lewis                     30,296**                 *
     Lewis R. Reynolds                    18,447                   *
     Charles R. Revere                     2,393                   *
     Ned Stephenson                        9,336                   *
     Howard R. Straughan, Jr              49,000                1.00
     Leslie E. Taylor                      1,476                   *
     Jay T. Thompson, III                 12,260                   *

     All present executive officers      176,162                3.60
       and directors as a group (15
       persons)

______________________
     * Percentage of ownership is less than one percent of the outstanding shares of Common Stock.
     ** Includes 10,961 shares held in estates and trusts for which Director
        Lewis has fiduciary responsibility, but not pecuniary interest.

Security Ownership of Certain Beneficial Owners

        As of March 1, 2002, to the Company's knowledge, no one person beneficially owns more than five percent of the outstanding shares of the Company's Common Stock.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors and executive officers, and any persons who own more than 10% of the outstanding shares of Common Stock, to file with the Securities and Exchange Commission ("SEC") reports of ownership and changes in ownership of Common Stock. Officers and directors are required by SEC regulations to furnish the Company with copies of all Section 16(a) reports that they file. Based solely on review of the copies of such reports furnished to the Company or written representation that no other reports were required, the Company believes that, during fiscal year 2001, all filing requirements applicable to its officers and directors were complied with.

The Board of Directors and its Committees

        There were 10 meetings of the Board of Directors in 2001. Each director attended greater than 75% of the aggregate number of meetings of the Board of Directors and meetings of committees of which the director was a member in 2001.

        The Company's Executive Committee, which acts for the Board of Directors when the Board is not in session, consists of Messrs. Garrett, Haynie, Lewis, Stephenson and Cook. The Executive Committee met 8 times during the year ended December 31, 2001.

        The Company first formed a compensation committee January 17, of 2002, and has no standing nominating committee.

Report of the Audit Committee

        The Audit Committee consists of Messrs. Taylor, Cook, Johnson and Haynie, each of whom qualifies as an independent director under current listing standards of the National Association of

Securities Dealers. The Audit Committee reviews the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process. The Company's independent auditors are responsible for expressing an opinion on the conformity of the Company's audited financial statements to generally accepted accounting principles. The Audit Committee held 3 meetings during the year ended December 31, 2001. The Audit Committee acts pursuant to the Audit Committee Charter adopted by the Board of Directors in May 2000.

     The Audit Committee has reviewed and discussed with management the Company's audited financial statements as of and for the year ended December 31, 2001. The Committee also has discussed with the independent auditors for the Company the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended. The Committee has received the written disclosures and the letter from the independent auditors for the Company required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended, and has discussed with the independent auditors that firm's independence from management and the Company.

     Based on the review and discussions referred to in the above paragraph, the Committee recommended to the Board of Directors that the year-end audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2001 for filing with the Securities and Exchange Commission.

                                               The Audit Committee

                                                    Leslie E. Taylor, Chairman
                                                    W. Rand Cook
                                                    Eric A. Johnson
                                                    F. Warren Haynie, Jr.

March 15, 2002

Fees of Independent Public Accountants

     For the year ended December 31, 2001, the Company paid audit fees of $53,625 and other fees of $6,527 to Yount, Hyde & Barbour, P.C., the Company's Certified Public Accountants. No fees were paid to Yount Hyde & Barbour, P. C. for information services consulting.

Director Compensation

     As compensation for their services to the Company, each member of the Board of Directors receives a monthly retainer of $200, plus an additional $600 for each Board meeting attended. Board members who are also officers do not receive any additional compensation above their regular salary for attending committee meetings. In 2001, directors received $55,600 in the aggregate as compensation for their services as directors.

Executive Compensation

     The following table shows, for the fiscal years ended December 31, 2001, 2000 and 1999, the cash compensation paid by the Company and its subsidiaries, as well as certain other compensation paid or accrued for those years, to each of the named executive officers in all capacities in which they served:

                           Summary Compensation Table
                           --------------------------

                                                          Annual Compensation
                                                          -------------------
             Name and                                                    Other Annual          All Other
        Principal Position            Year   Salary ($)   Bonus ($)    Compensation ($)   Compensation ($) (1)
        ------------------            ----   ----------   ---------    ----------------   --------------------
Thomas M. Boyd, Jr                    2001   140,019        2,850             *                  2,914
President and Chief Executive         2000   141,785        1,350             *                  2,877
   Officer of Southside Bank          1999   135,616          0               *                  2,700

Lewis R. Reynolds                     2001    101,650      19,832             *                  2,039
Senior Vice President of the          2000    97,204       19,988             *                  1,942
  Company and President of Bank of    1999    92,155       21,420             *                  1,844
  Northumberland

L. Edelyn Dawson, Jr.                 2001    90,547       17,655             *                  1,821
Secretary of the Company and          2000    86,906       17,798             *                  1,734
  Senior Vice President and           1999    82,593       19,072             *                  1,643
  Secretary of Bank of
  Northumberland

Ned Stephenson                        2001   105,000        2,000             *                  2,100
President  and Chief Executive        2000   95,844          722              *                  1,754
   Officer of the Company             1999   72,928           0               *                  1,459



     * All benefits that might be considered of a personal nature did not exceed the lesser of $50,000 or 10% of total annual salary and bonus.
     (1) Amounts presented represent matching contributions by the Company to the Company's 401(k) plan.

         The Company has a defined-benefit pension plan provided through the Virginia Bankers Association Insurance Trust. Benefits are based on an employee's salary at the time of retirement, normally at age 65. All active, full-time employees of the Company and its subsidiaries, except those employed by Hanover Bank (a wholly owned subsidiary of the Company), are eligible to participate in the plan at age 25 with two years of service, at age 36 with one year of service, or at age 41. Employees do not contribute to the plan, and a participant becomes 100% vested upon completion of five years of service. Directors who are full-time employees are eligible for participation. The estimated annual benefits payable upon retirement are as follows:

                                   Years of Service
                                   ----------------
    Remuneration        15        20         25          30        35
    ------------        --        --         --          --        --
      $25,000         6,938      9,250     11,563      12,500    13,438
      $40,000        11,618     15,490     19,363      21,035    22,708
      $55,000        17,468     23,290     29,113      31,910    34,708
      $75,000        25,268     33,690     42,113      46,410    50,708
     $100,000        35,018     46,690     58,363      64,535    70,708
     $125,000        44,768     59,690     74,613      82,660    90,708
     $150,000        54,518     72,690     90,863     100,785   110,708
     $175,000        62,318     83,090    103,863     115,285   126,708

         The estimated credited years of service for Messrs. Boyd, Reynolds, Dawson and Stephenson are 20, 30, 21 and 14 years, respectively.

         The benefits in the table are calculated on the basis of a 50% joint and survivor annuity, assuming that at retirement, the age of the employee's spouse is 62. Benefits are not subject to deduction for Social Security offset amounts. Benefits are based on an employee's salary for the 5 years that precede retirement.

Report on Executive Compensation

         The following Report on Executive Compensation and the Stock Performance Graph below shall not be deemed incorporated by reference by any general statement incorporating this Proxy Statement into any filing under the Securities Act of 1933, as amended, or under the Exchange Act, except to the extent the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

         Each of the named executive officers is an executive officer and full time employee of the Company or one of its bank subsidiaries. Their salaries and bonuses are set and paid independently by the respective Board which employs them.

         Compensation for each of the named executive officers consists of a base salary and an annual bonus. The respective boards independently fix base salaries and bonuses at levels that are competitive or somewhat below the competitive amounts paid to senior executives with comparable qualifications, experience, and responsibilities, after comparing salary ranges of other banks and bank holding companies. Compensation levels are not explicitly linked to the performance of the Company.

                     The Board of Directors
                           W. Rand Cook                 Lewis R. Reynolds
                           L. Edelyn Dawson, Jr         Ned Stephenson
                           F. L. Garrett, III           Howard R. Straughan, Jr
                           F. Warren Haynie, Jr         Leslie E. Taylor
                           Eric A. Johnson              Jay T. Thompson, III
                           William L. Lewis

March 15, 2002


Compensation Committee Interlocks and Insider Participation

         The Company's Board of Directors served as the compensation committee for all employees of the parent company, Eastern Virginia Bankshares, Inc. until January 17, 2002, when the compensation committee was formed. Each subsidiary bank has a separate compensation committee or salary committee for all employees of that bank, including the CEO of that bank. With the exception of Company directors Stephenson, Reynolds, and Dawson, who are full time employees of the Company or one of the subsidiary banks, none of the members of the Board of Directors of the Company has served as an employee of Eastern Virginia Bankshares, Inc. or any of its affiliates.

Shareholder Return On Investment

The following graph compares the yearly percentage change in the Company's cumulative total shareholder return with that of the S & P 500 Index and with the SNL $250M-$500M Bank Index, assuming $100 investments in each on 1-2-98, with dividends reinvested. Prior to 1-2-98, there was no known market in the Company's stock.

                       Eastern Virginia Bankshares, Inc.

                                     [GRAPH]

                                                              Period Ending
      --------------------------------------------------------------------------------------------------
      Index                                    01/02/98    12/31/98    12/31/99    12/31/00    12/31/01
      --------------------------------------------------------------------------------------------------
      Eastern Virginia Bankshares, Inc.          100.00      103.76      115.77       90.54       92.68
      --------------------------------------------------------------------------------------------------
      S&P 500                                    100.00      127.93      154.86      140.75      124.03
      --------------------------------------------------------------------------------------------------
      SNL $250M-$500M Bank Index                 100.00       89.85       83.59       80.48      114.35
      --------------------------------------------------------------------------------------------------

Employment Agreements

     The Company's subsidiary Bank of Northumberland has employment agreements with certain Bank executive officers, including Mr. Reynolds and Mr. Dawson, to serve as officers of Bank of Northumberland. Both contracts are for five-year terms and expired on November 13, 2001. Each contract also provides for automatic renewals for successive terms of one year at a time, unless the contract is terminated by Bank of Northumberland or the employee. Both officers' salary are determined at the sole discretion of Bank of Northumberland's Board of Directors, with a minimum 1996 salary of $72,628 for Mr. Reynolds and $67,450 for Mr. Dawson. In the event that either officer's employment is terminated under this agreement within six months before or 18 months after a change of control of Bank of Northumberland, the officer is entitled to receive the greater of (i) his current salary and benefits or (ii) the level of such salary and benefits in effect over the most recent 12 months preceding the date of his termination of employment. Each officer would be eligible to receive this compensation subsequent to his termination in these circumstances over the longer of (i) an additional 12 months, or (ii) the remainder of his unexpired term.

The Company, Southside Bank and Thomas M. Boyd, Jr. entered into an employment contract assuring his continued employment until his early retirement on April 1, 2002. The contract provides for Southside Bank to pay Mr. Boyd an annual salary of $144,050 and assures his right to participate in various benefit plans and to receive certain deferred compensation payments following the termination of his employment. The agreement contains customary provisions with respect to its termination by either party and covenants against competition and the disclosure of confidential information.

Transactions with Management

     Some of the directors and officers of the Company are at present, as in the past, customers of the Company, and the Company has had, and expects to have in the future, banking transactions in the ordinary course of its business with directors, officers, principal shareholders and their associates, on substantially the same terms, including interest rates and collateral on loans, as those prevailing at the same time for comparable transactions with others. These transactions do not involve more than the normal risk of collectibility or present other unfavorable features.

     There were no transactions during 2001 between the Company's directors or officers and the Company's retirement or profit sharing plans, nor are there any proposed transactions. Additionally, there are no legal proceedings to which any director, officer or principal shareholder, or any affiliate thereof, is a party that would be material and adverse to the Company.

Stock Option Plan

     The Company has a stock option plan, approved by the stockholders on April 17, 2001. The plan authorizes up to 400,000 shares to be issued pursuant to the exercise of options. As of December 31, 2001, no options have been granted.

                                  PROPOSAL TWO
        RATIFICATION OF THE APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors has appointed, subject to shareholder approval, the firm of Yount, Hyde & Barbour, P.C. as independent public accountants to audit the consolidated financial statements of the Company for the fiscal year ending December 31, 2002. Yount, Hyde & Barbour, P.C. has audited the financial statements of the Company for 4 years. A majority of the votes cast by holders of the Common Stock is required for the ratification of the appointment of the independent public accountants.

     Representatives of Yount, Hyde & Barbour, P.C. are expected to be present at the Annual Meeting, will have an opportunity to make a statement, if they desire to do so, and are expected to be available to respond to appropriate questions.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE APPOINTMENT OF YOUNT, HYDE & BARBOUR, P.C. AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2002.

                PROPOSALS FOR 2003 ANNUAL MEETING OF SHAREHOLDERS

     Under the regulations of the Securities and Exchange Commission, any shareholder desiring to make a proposal to be acted upon at the 2003 annual meeting of shareholders must cause such proposal to be received, in proper form, at the Company's principal executive offices at 217 Duke Street, Tappahannock, Virginia 22560, no later than November 27, 2002, in order for the proposal to be considered for inclusion in the Company's Proxy Statement for that meeting. The Company presently anticipates holding the 2003 annual meeting of shareholders on Thursday, April 17, 2003.

     The Company's Bylaws also prescribe the procedure a shareholder must follow to nominate directors or to bring other business before shareholders' meetings. For a shareholder to nominate a candidate for director at the 2003 annual meeting of shareholders, notice of nomination must be received by the Secretary of the Company not less than 60 days and not more than 90 days prior to the date of the 2003 annual meeting. The notice must describe various matters regarding the nominee and the shareholder giving the notice. For a shareholder to bring other business before the 2003 annual meeting of shareholders, notice must be received by the Secretary of the Company not less than 60 days and not more than 90 days prior to the date of the 2003 annual meeting. The notice must include a description of the proposed business, the reasons therefor, and other specified matters. Any shareholder may obtain a copy of the Company's Bylaws, without charge, upon written request to the Secretary of the Company. Based upon an anticipated date of April 17, 2003 for the 2003 annual meeting of shareholders, the Company must receive any notice of nomination or other business no later than February 18, 2003 and no earlier than January 17, 2003.

                                  OTHER MATTERS

     THE COMPANY'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED DECEMBER 31, 2001, INCLUDING FINANCIAL STATEMENTS, IS BEING MAILED TO SHAREHOLDERS WITH THIS PROXY STATEMENT. A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR 2001 FILED WITH THE COMMISSION, EXCLUDING EXHIBITS, MAY BE OBTAINED WITHOUT CHARGE BY WRITING TO RONALD L. BLEVINS, WHOSE ADDRESS IS P.O. Box 1455, TAPPAHANNOCK, VIRGINIA 22560.

                                      PROXY

                        EASTERN VIRGINIA BANKSHARES, INC.
                            217 Duke Street, Box 1455
                          Tappahannock, Virginia 22560

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby appoint(s) F. Warren Haynie, Jr. and William L. Lewis, any one or more of whom may act, and hereby authorize them to represent and to vote, as designated below, all the shares of common stock of Eastern Virginia Bankshares, Inc. held on record by the undersigned on March 15, 2002, at the annual meeting of shareholders to be held on April 18, 2002, at Saint Margaret's School, 444 Water Lane, Tappahannock, Virginia, at 10:00 A.M. or any adjournment thereof.

1. TO ELECT AS DIRECTORS ALL TWELVE nominees listed below.

INSTRUCTION: To withhold authority to vote for any or all nominee(s), strike a line through the nominee's name(s) in the list below.

            W. Rand Cook                         Lewis R. Reynolds
            L. Edelyn Dawson, Jr                 Charles R. Revere
            F. L. Garrett, III                   Ned Stephenson
            F. Warren Haynie, Jr.                Howard R. Straughan, Jr.
            Eric A. Johnson.                     Leslie E. Taylor
            William L. Lewis                     J. T. Thompson, III


         [ ] FOR                    [ ] AGAINST                  [ ]  ABSTAIN

2. TO RATIFY THE APPOINTMENT BY THE BOARD OF DIRECTORS OF YOUNT, HYDE & BARBOUR, P.C., independent public accountants, as auditors for the Company for the ensuing year.

         [ ] FOR                    [ ] AGAINST                  [ ] ABSTAIN

3. To act upon such other matters as may properly come before the meeting or any adjournment thereof. As of the date of this Proxy, management has no knowledge of any matters to be presented for consideration at the Annual Meeting other than those referred to above. If any other matter properly comes before the Annual Meeting, the persons named in the accompanying proxy intend to vote such proxy, to the extent entitled, in accordance with their best judgment.

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholders. If no direction is made, this proxy will be voted for proposals 1 and 2.

Please sign exactly as stock is registered. When shares are held by joint tenants, both should sign. When signing as executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


                               --------------------------------------- Signature


                               --------------------------------------- Signature
                               (if held jointly)

                               Date: ------------------------, 2002


PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE.